EXHIBIT 2

                             ESCROW AGREEMENT

          ESCROW AGREEMENT made as of this 19 day of September, 1996, by and between SHARED RESOURCE EXCHANGE, INC., a Delaware corporation ("SRX"), SRX OF FLORIDA, INC., a Delaware corporation ("SRX FLORIDA"), TELTRONICS, INC., a Delaware corporation ("Teltronics")(SRX Florida and Teltronics are sometimes collectively referred to as "Buyer"), and SEVIN ROSEN BAYLESS MANAGEMENT COMPANY ("Sevin Rosen"), as Escrow Agent.

                                WITNESSETH

          WHEREAS, SRX, Teltronics and SRX Florida have entered into an Agreement of Sale of even date herewith ("Agreement of Sale"), pursuant to which SRX sold to SRX Florida substantially all the assets of SRX, and SRX Florida assumed certain Assumed Liabilities (as defined in the Agreement of Sale) of SRX; and

          WHEREAS, SRX, Teltronics and SRX Florida have entered into a Payment of Allowed Claims Agreement, of even date herewith ("Allowed Claims Agreement"), pursuant to which SRX Florida and Teltronics have agreed to provide to SRX up to $120,000 to fund the payment of certain Allowed Claims (as defined in the Allowed Claims Agreement); and

          WHEREAS, Section 9 of the Agreement of Sale provides for the indemnification by SRX of SRX Florida, as provided in Sections 9(a)(i) through and including 9(a)(vii) thereof; and

          WHEREAS, the Allowed Claims Agreement provides for the reimbursement by SRX of any amounts funded by SRX Florida or Teltronics under the Allowed Claims Agreement; and

          WHEREAS, to facilitate (i) the indemnification by SRX of SRX Florida under Section 9 of the Agreement of Sale and (ii) the reimbursement by SRX of SRX Florida or Teltronics for any amounts funded under the Allowed Claims Agreement which have not been reimbursed by SRX in cash, SRX has agreed to deliver to the Escrow Agent 120,000 shares of the Teltronics common stock issued to SRX in connection with the Agreement of Sale ("Teltronics Stock"), to be held by the Escrow Agent in escrow, subject to the terms of this Agreement.

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

          1.   APPOINTMENT OF ESCROW AGENT.  SRX, Teltronics and
SRX Florida hereby appoint Sevin Rosen as escrow agent (the
"Escrow Agent") and Sevin Rosen accepts such appointment.

          2. DELIVERY OF SHARES. Upon closing of the transactions contemplated by the Agreement of Sale, SRX shall deliver to the Escrow Agent 120,000 shares of the shares of Teltronics voting common stock received by SRX at such closing from Teltronics, 100,000 of which shall be held by the Escrow Agent to provide funds for the payment of any indemnification liability of SRX under the Agreement of Sale (the "Indemnification Shares") and 20,000 of which shall be held by the Escrow Agent to provide funds for the reimbursement of any Allowed Claims paid by Buyer under the Allowed Claims Agreement (the "Allowed Claims Shares"). The Escrow Agent shall retain custody of the Indemnification Shares and Allowed Claims Shares for purposes of implementing the provisions of this Agreement.

          3. SUBMISSION OF INDEMNIFICATION CLAIMS. On or before December 15, 1997, Buyer shall submit to SRX a notice ("Final Notice of Claim") setting forth the details of all claims of Buyer or Buyer's Indemnified Persons (as defined in the Agreement of Sale) for indemnification by SRX under Section 9(a) of the Agreement of Sale ("Final Notice of Claim") which may not thereafter be modified or amended by Buyer of Buyer's Indemnified Persons (as defined in the Agreement of Sale) without the consent of SRX, except as set forth below. SRX shall have 30 days after receipt of such Final Notice of Claim to review the details thereof and dispute any or all of the claims or claim amounts set forth therein. If SRX disputes the claims or claim amounts for indemnification set forth by the Buyer and Buyer's Indemnified Persons in the Final Notice of Claim, and the Buyer and SRX cannot within ten days after SRX notifies the Buyer of its disagreement with such amount claimed, reach agreement with respect to the amount claimed, then the Buyer and SRX agree that the Final Notice of Claim shall be submitted to an arbitrator in Dallas, Texas in accordance with the rules of the American Arbitration Association, as then in effect. The decision of the arbitrator as to the validity of the claims and the amount for which SRX is liable under the terms of the Agreement of Sale shall be final and binding on all parties. If SRX agrees with the claims or claim amounts made by the Buyer and Buyer's Indemnified Persons set forth in the Final Notice of Claim, or upon the decision of the arbitrator, as the case may be, SRX shall thereupon, at its option, (i) pay such amount due Buyer and Buyer's Indemnified Persons in cash in accordance with the terms of the Agreement of Sale; or (ii) such amount shall be paid by Escrow Agent from the Indemnification Shares held by the Escrow Agent with the Indemnification Shares being valued at $6 per share for the purposes hereof. After the payment of the amount of all undisputed claims and claims allowed by the arbitrator, either in cash or from the Indemnification Shares, the Escrow Agent shall release to SRX any remaining Indemnification Shares then held by the Escrow Agent.

          4. ALLOWED CLAIMS REIMBURSEMENT. Until the earlier of (i) such time as Buyer has no further obligation to pay Claims (as defined in the Allowed Claims Agreement) and SRX has reimbursed Buyer for all such Claims paid by Buyer under the Allowed Claims Agreement, either in cash of in Allowed Claims Shares, or (ii) such time as the Maximum Payment Amount (as defined in the Allowed Claims Agreement) has been reimbursed to Buyer in cash and/or Allowed Claims Shares, pursuant to Section 4 of the Allowed Claims Agreement, the Escrow Agent shall retain the Allowed Claims Shares and disburse such shares only to Buyer upon the written instruction of SRX to do so in accordance with the terms of, and in satisfaction of any reimbursement amount due Buyer from SRX under, the Allowed Claims Agreement, which written instruction shall indicate the number of such Allowed Claims Shares to be so disbursed. Upon the earlier of (i) such time as Buyer has no further obligation to pay Claims (as defined in the Allowed Claims Agreement) and SRX has reimbursed Buyer for all such Claims paid by Buyer under the Allowed Claims Agreement, either in cash of in Allowed Claims Shares, or (ii) such time as the Maximum Payment Amount (as defined in the Allowed Claims Agreement) has been reimbursed to Buyer, the Escrow Agent shall release to SRX any remaining Allowed Claims Shares then held by the Escrow Agent.

          5.   RIGHTS, DUTIES AND RESPONSIBILITIES OF ESCROW
AGENT.

               (a) The parties hereto understand and agree that the duties of the Escrow Agent hereunder are purely ministerial in nature.

               (b) The Escrow Agent shall not be responsible for or required to enforce any of the terms or conditions of any agreement between any of the parties hereto.
          The Escrow Agent shall not be responsible for the performance by any of the parties hereto of their respective obligations under the Agreement of Sale or the Allowed Claims Agreement.

               (c) The Escrow Agent shall be entitled to rely upon the accuracy, act in reliance upon the contents and assume the genuineness of any notice, instruction, certificate, signature, instrument or other document which is given to the Escrow Agent pursuant to this Agreement without the necessity of the Escrow Agent verifying the truth or accuracy thereof. The Escrow Agent shall not be obligated to make any inquiry as to the authority, capacity, existence or identity of any person purporting to give any such notice or instructions or to execute any such certificate, instrument or other document.

               (d) If the Escrow Agent is uncertain as to its duties or rights hereunder or shall receive instructions which, in its sole determination, are in conflict either with other instructions received by it or with any provision of this Agreement, it shall be entitled, at its sole election, to: continue to hold the Indemnification Shares and Allowed Claims Shares pending the resolution of such uncertainty to its sole satisfaction, by final judgment of a court or otherwise; or deposit the Indemnification Shares and Allowed Claims Shares, or a portion thereof, with a court of competent jurisdiction and seek resolution of such uncertainty in a proceeding in which all parties in interest are joined. Upon the deposit by the Escrow Agent of the Indemnification Shares and Allowed Claims Shares with such court of competent jurisdiction, the Escrow Agent shall be relieved of all further obligations and released from all liability hereunder with respect thereto.

               (e) The Escrow Agent shall not be liable for any action taken or omitted, for the misconduct of any of its employees or agents or any attorney appointed by it or for any loss, liability, claim, damage, cost or expense, except in the case of willful misconduct or gross negligence on the part of the Escrow Agent. The Escrow Agent shall be entitled to consult with counsel of its own choosing and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

               (f) The Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the Indemnification Shares or the Allowed Claims Shares, or any part thereof, or to file any financing statement under the Uniform Commercial Code with respect to such shares, or any part thereof.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



SEVIN ROSEN BAYLESS MANAGEMENT COMPANY

By:  Jon W. Bayless
     President


SHARED RESOURCE EXCHANGE, INC.

By:  Gerald A. Shanholt
     President


SRX OF FLORIDA, INC.

By:  Ewen Cameron
     President


TELTRONICS, INC.

By:  Ewen Cameron
     President